EXHIBIT 99.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of DCB Financial Corp. (the "Company") on Form 10-Q for the period ending September 30, 2002, including Amendment No. 1 on Form 10-Q/A, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald R. Blackburn, Secretary to the Board, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Donald R. Blackburn


Donald R. Blackburn
Interim President and Principal Executive Officer
 and Secretary to the Board
November 15, 2002






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